Christopher Weil & Company Core Investment Fund (CWCFX)

A series of PFS Funds

Supplement dated November 5, 2020

to the Prospectus dated March 27, 2020

Effective immediately the Christopher Weil & Company Core Investment Fund (the “Fund”) no longer charges a Redemption Fee of 2.00% on shares sold after holding them for 90 days or less as a percentage of the amount redeemed. Therefore, the Redemption Fees section on page 1 of the prospectus is amended as follows:

Redemption Fees (on shares sold after holding them for 90 days                 None

or less as a percentage of the amount redeemed)

Additionally, the reference to the 2.00% redemption fee on page 22 of the prospectus no longer applies.

This Supplement, and the existing Prospectus dated March 27, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 27, 2020 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-550-9266.